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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                             SECURITIES ACT OF 1934


                               PICK-UPS PLUS, INC.
             (Exact name of registrant as specified in its charter)


               DELAWARE                                    31-12440524
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(State of incorporation or organization)       (IRS Employer Identification No.)


3532 IRWIN SIMPSON RD., MASON, OHIO                           45040
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(Address and principal executive offices)                  (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

         TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                    EACH CLASS IS TO BE REGISTERED
----------------------------------------       ---------------------------------

               NONE                                         NONE



Securities to be registered pursuant to Section 12(g) of the Act:

                                  Common Stock


                                (Title of Class)




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Item 1.  Description of Registrant's Securities to be Registered

         A description of the Registrant's Common Stock is set forth under the caption "DESCRIPTION OF SECURITIES" contained in the prospectus included in the Company's Registration Statement on Form SB-2 (File No. 333-78205). Such prospectus is incorporated herein by reference.

Item 2.  Exhibits.

          3(a)    Certificate of Incorporation of the Registrant (Note 1).

          3(b)    Amended Certificate of Incorporation of the Registrant
                  (Note 2).

          3(c)    Bylaws of the Registrant (Note 3).



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1.   Incorporated by reference to Exhibit 3(a) to Registrant's Registration
     Statement on Form SB-2 (File No. 333-78205).

2. Incorporated by reference to Exhibit 3(b) to Registrant's Registration Statement on Form SB-2 (File No. 333-78205).

3. Incorporated by reference to Exhibit 3(c) to Registrant's Registration Statement on Form SB-2 (File No. 333-78205).


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                  PICK-UPS PLUS INC.



Date: November 22, 1999                           By:/s/ JOHN FITZGERALD
                                                     --------------------------
                                                     John Fitzgerald, President








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